

Canterbury Park Holding Corporation
CPHC: NASDAQ

2024 Annual Meeting
June 2024

CANTERBURY PARK

Cautionary Statement

From time to time, in reports filed with the SEC, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans which are typically preceded by the words "believes, expects, anticipates, intends" or similar expressions. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that such forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements, including those set forth in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023.

These presentation materials use the terms "EBITDA" and "adjusted EBITDA." Neither EBITDA nor adjusted EBITDA are measures of performance calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). They should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. Definitions of EBITDA and adjusted EBITDA can be found on pages 6 and 10 of this presentation along with a table reconciling these non-GAAP financial measures to GAAP.

Canterbury Park At a Glance

Premier Minneapolis Gaming & Entertainment Destination

18,000	35 / 26	54	24	85,000	~50
Sq. Ft. of Gaming Space	Las Vegas-Style Table Games / Poker Tables	Annual Live Racing Days	F&B Outlets[2]	Sq. Ft. of Customizable Event Space	Acres of Excess Land for Development

Compelling Financial Profile

- **2.9%** Casino revenue CAGR (2019-2023)
- **17.0%** Adjusted EBITDA margin in 2023
- Pristine balance sheet with **$26.9 million cash** position and **$14.0** million TIF receivable at year-end 2023
- Meaningful near-term **JV financial contribution**

Strong Growth Outlook

- **2 million adults** within 30 minutes
- Attractive **opportunity to pursue gaming expansion in Minnesota** and **diversification** of business
- Creating **entertainment hub** as central part of Canterbury Commons development
- **~50 acres** of developable land

(1) Reflects average count for 2023
(2) Four offerings always available, with remaining twenty only open for select events.

CANTERBURY PARK

2023 Financials

Year End 2023 Results

- Net revenues decreased 8% Y/Y to $61.4M
- Net income increased $3.1M Y/Y to $10.6M
- Adjusted EBITDA decreased $5.8M Y/Y to $10.4M

Quarterly Results Summary

- 1Q23
  - Net revenues decreased 3% to $13.3M, net income increased 56% to 2.8M and adjusted EBITDA decreased 30% to $2.5M, Y/Y
  - Results reflect the continued normalization of the events and F&B businesses which mitigated lower Casino revenue which was still at its second highest ever first quarter level
- 2Q23
  - Net revenues decreased 8% to $16.3M, net income increased 202% to $5.3M and adjusted EBITDA decreased 43% to $2.0M, Y/Y
  - Results reflect a lower number of racing events versus the prior year as well as a decline in Pari-mutuel revenue due to a significant decline in out-of-state handle on Canterbury Park races related to the end of the Cooperative Marketing Agreement; this also impacted F&B revenue
- 3Q23
  - Net revenues decreased 14% to $19.3M, net income decreased 61% to $1.1M and adjusted EBITDA decreased 47% to $2.9M, Y/Y
  - Results reflect stable Casino trends offset by a decline in Pari-mutuel revenue due to decreased field sizes and weather impacts at Canterbury Park alongside lower F&B revenue due to fewer events in the current-year quarter
- 4Q23
  - Net revenues decreased 5% to $12.5M, net income increased 28% to $1.4M and adjusted EBITDA decreased 31% to $2.1M, Y/Y
  - Results reflect healthy Casino trends exiting the year offset by a decline in Pari-mutuel revenues due to reduced ADW

2023 P&L

($ in thousands, ex. per share)	Twelve Months Ended December 31,	
	2023	2022
Net revenue	$61,437	$66,824
Operating expenses	$56,426	$55,943
Gain on sale of land	$6,490	$12
Income from operations	$11,501	$10,893
Other income (loss)	$3,479	($658)
Net income	$10,563	$7,513
Adjusted EBITDA[1]	$10,446	$16,210
Adjusted EBITDA % of net revenue	17.0%	24.3%
Basic EPS	$2.15	$1.55
Diluted EPS	$2.13	$1.54

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 6 of this presentation.

CANTERBURY PARK

2023 Adjusted EBITDA Reconciliation

($ in thousands)	Twelve Months Ended December 31,	
	2023	2022
Net income	$10,563	$7,513
Interest income, net	(1,978)	(910)
Income tax expense	4,417	2,722
Depreciation	3,145	2,981
EBITDA	16,147	12,306
Stock-based compensation	1,378	1,068
Gain on insurance proceeds related to equity investments	(4,228)	-
Loss on disposal of assets	157	157
Gain on sale of land	(6,490)	(12)
Depreciation and amortization related to equity investments	1,753	1,783
Interest expense related to equity investments	1,727	907
Adjusted EBITDA	$10,446	$16,210

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income (net of interest expense), income tax expense, depreciation and amortization, as well as excluding stock-based compensation (which includes our 401(k) match expense as this match occurs in Company stock), gain on insurance proceeds relating to equity investments, loss on disposal of assets, gain on sale of land, depreciation and amortization related to equity investments and interest expense related to equity investments. Neither EBITDA nor Adjusted EBITDA is a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table below, which presents reconciliations of these measures to the GAAP equivalent financial measure, which is net income. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA or Adjusted EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.

1Q24 Financials

Quarterly Performance Exceeds Prior-Year Results

- Casino: total revenues increased 4% Y/Y
- Casino: strong trends from the end of 2023 extended through the start of 2024
- Racing and Pari-Mutuel: total revenue increased 4% Y/Y
- F&B and Other: 17% Y/Y growth as Company works to establish the event center for a leading regional event destination
- Net revenue increased 6% to $14.1M
- Adjusted EBITDA increased 14% Y/Y to $3.2M
- Adjusted EBITDA as a percentage of total revenue was 23%

Healthy Quarter-End Financial Position

- $25.2M in cash, cash equivalents and short-term investments
- $14.2M in TIF receivables
- No long-term debt
- $0 balance on Company's line of credit
- Line of credit offers availability up to $5M through January 31, 2027

1Q24 P&L

($ in thousands, ex. per share)	Three Months Ended March 31,	
	2024	2023
Net revenue	$14,098	$13,300
Operating expenses	$12,336	$11,746
Income from operations	$1,762	$1,554
Net income	$998	$2,771
Adjusted EBITDA[1]	$3,213	$2,818
Adjusted EBITDA % of net revenue	22.8%	21.2%
Basic EPS	$0.20	$0.57
Diluted EPS	$0.20	$0.56

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 10 of this presentation.

1Q24 Balance Sheet

($ in thousands)	March 31, 2024	December 31, 2023
Cash and short-term investments	$25,233	$26,936
Restricted cash	4,047	3,906
Other current assets	5,147	5,462
Current assets	34,697	36,304
TIF receivable	14,188	13,973
Other long-term assets	56,697	54,402
Total assets	$105,582	$104,679
Long-term debt	-	-
Total liabilities	$22,906	$22,882
Stockholders' equity	82,676	81,797
Total liabilities and stockholders' equity	$105,582	$104,679

CANTERBURY PARK

1Q24 Adjusted EBITDA Reconciliation

($ in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net income	$998	$2,771
Interest income, net	(539)	(399)
Income tax expense	450	1,041
Depreciation	851	735
EBITDA	1,761	4,148
Stock-based compensation	346	336
Gain on insurance proceeds related to equity investments	-	(2,529)
Depreciation and amortization related to equity investments	528	441
Interest expense related to equity investments	578	422
Adjusted EBITDA	$3,213	$2,818

We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income (net of interest expense), income tax expense, depreciation and amortization, as well as excluding stock-based compensation (which includes our 401(k) match expense as this match occurs in Company stock), gain on insurance proceeds relating to equity investments, depreciation and amortization related to equity investments and interest expense related to equity investments. Neither EBITDA nor Adjusted EBITDA is a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table below, which presents reconciliations of these measures to the GAAP equivalent financial measure, which is net income. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA or Adjusted EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.



Business Update

Investment Highlights

Profitable and Growing Casino

- Operates 24 hours per day / 7 days per week
- Poker games, unbanked table games (blackjack, baccarat and three card poker), and dealer-assist electronic gaming devices
- Multiple opportunities to increase visitation and spend per visit

Profitable Horse Racing, F&B and Event Operations

- 54 live racing days per year planned for 2024 meet
- Daily simulcast wagering
- 20+ food and beverage outlets and over 85,000 square feet of event space
- 70+ special event days and 300+ catering clients annually

Actively Converting Real Estate to Shareholder Value

- 50 remaining acres of land for future development
- Can accommodate multiple uses including residential, retail, mixed-use, office and entertainment
- TIF (tax increment financing) Redevelopment District created by Shakopee (host city)

Attractive Financial Profile

- TTM revenue of $62.2 million*
- TTM net income of $8.8 million*
- TTM Adjusted EBITDA of $10.8 million*
- Book value per share of $16.59 reflects cost basis of land

NOTE: *TTM for the period ended March 31, 2024

CANTERBURY PARK

Casino Overview and Update

61 Las Vegas-style table games and poker tables

- Canterbury can operate up to 80 table games, with betting limits of $100 for poker and $300 for table games
- Current game mix reflects space limitations and potential legislation to incorporate new types of games
- Games operated on an unbanked basis

Las Vegas-Style table games generate average win per day in excess of $2,000

Player database of nearly 36,000 unique visitors

- Roughly 30% of Casino play is unrated

Revenue by Game Type ($ in mm)


$24.6
$9.8
$15.2
$4.7
$28.9
$9.2
$29.7
$10.5
$29.3
$10.5
2019
2020
2021
2022
2023
Table Games
Poker Games

WPD by Game Type


$1,642
$856
$1,983
$888
$2,188
$928
$2,218
$802
$2,576
$788
2019
2020
2021
2022
2023
Table Games
Poker Games

Table Game Player ADT


$108
$127
$153
$158
$153
2019
2020
2021
2022
2023

CANTERBURY PARK

Horse Racing Overview and Update

Canterbury Park is the only thoroughbred racetrack in Minnesota

Racing revenue generated from several sources:

- Live racing across 54-day meet
- 24/7 simulcasting
- % of ADW wagers in the state
- Out of state wagering on Canterbury's live racing product

Revenue from live and simulcast racing as well as out of state wagering comes via pre-determined takeout percentages on handle


Live Racing Admissions Revenue ($ in mm)
$1.1
$0.2
$0.9
$1.2
$1.3
2019
2020
2021
2022
2023


Live Racing/Simulcast/OOS Handle ($ in mm)
$30.0
$26.7
$10.6
$64.9
$14.1
$82.4
$19.9
$8.5
$87.8
$19.2
$9.8
$39.2
$18.4
$7.9
2019
2020
2021
2022
2023
Live Racing
Simulcast
OOS

F&B and Events Overview and Update

Four core F&B outlets

- Chips Restaurant
- Chips Bar
- Homestretch Café
- Paddock Bar

Facility includes 20 additional F&B offerings that are open for select events and live racing

Over 85,000 square feet of flex space

- Events, trade shows, conferences, meetings, galas and concerts
- 70+ special event days per year
- 300+ catering clients annually



F&B Revenue ($ in mm)
$8.9
$2.4
$6.2
$8.2
$7.8
2019
2020
2021
2022
2023



Level 1
TRACKSIDE
1. Track Snack
2. Winners' Circle Bar
3. Bud Light Bar
4. Sweets on Track
5. Pizza and Pasta
6. Lucky's Gift Shop
7. Cutwater Club
8. Paddock Gardens Conference Room
9. Bo Diddley's Pub and Deli
10. Chips Restaurant
Level 2
MEZZANINE
11. Chips Bar
12. Bud Light Outdoor Bar
13. Track Snack
14. Horseshoe Bar
15. Canterbury Classics
16. Chalk Pub
17. Pub Grub
Level 3
CLUBHOUSE
18. Home Stretch
19. Paddock Bar

Legislative and Regulatory Update

HHR

- Approved by Minnesota Racing Commission (MRC) on April 1 for May 21 implementation
- On May 20, 2024, the Minnesota Legislature passed a bill clarifying the MRC's authority
- Any HHR implementation will now require legislative approval

Sports betting

- Deal in principle reached as session neared its end
- 22% tax rate
- 15% of tax revenue earmarked for racing industry
  - 60% of this revenue for Canterbury / thoroughbred racing
  - If amount exceeded $12 million, 72% of this revenue would be for Canterbury / thoroughbred racing
- Legislature ran out of time with larger issues still on the table



Canterbury Park Site Map



+/- 10.0 acres
+/- 25.0 acres
+/- 15.0 acres
+/- 1.8 acres
CANTERBURY PARK
LIVE
1 Triple Crown Phase 1
2 Triple Crown Phase 2
3 Canterbury Crossing Community
4 Artessa Co-Op Community
5 OMRY Senior Living
STAY
6 Next Steps Learning Center
Future potential hotel
WORK
7 Greystone Office
8 Future Office (LOI)
PLAY
9 Casino
10 Amphitheater
11 Brewery / Restaurant
12 Boardwalk Kitchen & Bar (Entitled/LOI)
13 Fitness / 2 Restaurants (Under Const.)
Excess Land
14 Future Trackside Development (10 Acres)
15 Future Entertainment District (25 Acres)
16 Practice Track (15 Acres)
JV Excess Land
17 1.8 acres

Real Estate: Joint Venture Projects

	Completed				Proposed / Underway	
	Triple Crown Residences	Greystone HQ	Bravis Modern Street Food & Badger Hill Brewing	The OMRY Senior Living	Greystone Commercial Building II	Greystone Office Building II
JV Partner	Doran	Greystone	Greystone	Greystone	Greystone	Greystone
JV Partnership	Doran Canterbury I & II, LLC	Canterbury DBSV Development, LLC	Canterbury DBSV Development, LLC	Canterbury DBSV Development, LLC	Canterbury DBSV Development, LLC	Canterbury DBSV Development, LLC
JV Investments	-	GS Moving Up, LLC	SW Gateway, LLC	OMRY Canterbury, LLC	Starting Gate, LLC	High Stakes, LLC
Description	626-unit luxury gated apartment community	28,000 sq. ft. office building	Restaurant / Brewery	156-unit senior living center	10,000 sq.ft. commercial building	28,000 sq.ft. office building
Opening Date	June 2020 / January 2024	September 2021	July 2023	December 2023	Late 2024	Summer 2025
Canterbury Ownership %	27.4%	28.4%	28.4%	10.0%	29.6%	TBD

CANTERBURY PARK

Triple Crown Apartments

Phase II Open for Occupancy

- 50% of units available for lease
- Certificate of occupancy for all units expected in July 2024

Phase I Repairs Underway

- Construction defect was identified with the sprinklers in building one; insurance proceeds and settlement of $17 million being used to remedy issue
- Repair process involves relocating tenants to another building with project performed in phases
- Portion of building not leased is being repaired
- Repairs are expected to be completed in late 2024

Current Occupancy at 50%

Finished Facility to Include:

- 626 units
- Clubhouse





Winners Circle

Canterbury DBSV Development, LLC joint venture investments

- Canterbury holds 62% equity ownership
- 13 acres / 7 pad sites

Completed spaces:

- GS Moving Up, LLC
  - 28,000 sq. ft. Greystone Construction office
  - Headquarters for Greystone Construction
  - Rayus Diagnostics is additional tenant
- SW Gateway, LLC
  - Badger Hill Brewing (taproom)
  - Bravis Modern Street Food (authentic Mexican restaurant)
- OMRY Canterbury, LLC
  - The OMRY Senior Living
  - Senior living facility with 156 units

Proposed / underway:

- Starting Gate, LLC
  - 10,000 square-foot commercial building
  - Expected to open in late 2024
  - BBQ restaurant, pizza restaurant and fitness center
- High Stakes, LLC
  - 28,000 square-foot office building
  - Land use application filed with City Planning Commission




SIGNAGE
SIGNAGE



Third Party Development Overview

	Canterbury Crossing	Artessa	Next Steps Learning Center	Amphitheater
Developer	Pulte	Lifestyle Communities	Greystone	Swervo
Description	109-unit residential rowhome community	44-unit co-op senior living community	Pre-school	19,000-seat state-of-the-art amphitheater
Status	65% Sold 10% Under Construction 25% Future Construction	Land Sold Development Sponsor Seeking Financing / Interest	Completed	Under Construction
Opening Date	Late 2021 (Full Completion Expected in 2025)	Winter 2025	November 2023	Summer 2025

CANTERBURY PARK

Amphitheater and Surrounding Land

State-of-the-Art Outdoor Venue

- Capacity for 19,000 fans
- Largest outdoor music venue in Minnesota
- Expects to attract 40-50 shows per year

Barn Relocation Program

- $15 million project
- Project expected to be completed in 2025
- Allows for continued quality horse racing while freeing up land for development near amphitheater site

New Road

- Company to begin work on new road adjacent to amphitheater in Summer 2024
- Will unlock roughly 20 acres of additional land for development
- Company to use remaining TIF funds available for construction







Appendix


CANTERBURY PARK
$1,000
SHAKOPEE, MN

CANTERBURY PARK

Canterbury Park Timeline



1994
Sampson family and Dale Schenian purchase a closed Canterbury Downs Racetrack

1994
Canterbury Park becomes officially incorporated and acquires the Racetrack on March 29th before the Company's IPO on August 25th (priced at $4/share)

1995
Live meets and related pari-mutuel wagering commence during May – September season





CARD CASINO
CANTERBURY PARK

2000
Opening of Canterbury Casino

2014
Opening of Expo Center



2018
Canterbury Commons Development Begins

Establish TIF agreement with City of Shakopee

Break ground on Phase 1 of Triple Crown Apartments

2019
Casino renovation is completed



2020
Triple Crown Apartments (Phase 1) open

Canterbury Crossing townhome community breaks ground



2021
Greystone Office opens



2022
The OMRY Senior Living Community breaks ground

Triple Crown Apartments (Phase 2) breaks ground

2023
Groundbreaking of amphitheater, Next Steps Learning Center, and SW Gateway





2025
Expected amphitheater opening

2023 – 2025
Phased stable area demolition & relocation to unlock value from excess underlying land

1994 | 1995 | 2000 | 2014 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024

CANTERBURY PARK

Diverse Business Model

Casino

- 61* total tables operating 24 / 7
- Table games include Blackjack, Mississippi Stud, EZ-Baccarat, Three Card Poker, Face Up Pai Gow Poker, Ultimate Texas Hold'em
- Poker games include Texas Hold'em, Omaha Hi-Lo, Seven Card Stud
- Known for friendly dealers and comfortable environment
- TTM revenue of $40.1 million**

Real Estate Development

- 50 remaining acres available for future development
- Current project status
  - Amphitheater under construction
  - Company expects to begin construction of new road in 2H24
  - New commercial building under construction in Winners Circle development

Racing

- Live, 54-date race meet from May to September
- Year-round race simulcasting
- Annual attendance of nearly 500,000
- Average daily attendance on live racing dates of approximately 5,000 guests

Hospitality & Entertainment

- 20+ food and beverage outlets, including self-managed and leased venues
- More than 85,000 square feet of flex space for events, trade shows, conferences, meetings and galas
- Unique and intimate concert viewing experience
- 70+ special event days per year
- 300+ catering clients annually


CANTERBURY





*Agreement with state of Minnesota allows for up to 80 tables
**TTM for the period ended March 31, 2024

CANTERBURY PARK

Casino Overview

Table and poker games**

- 35 table games
- 26 poker tables
- 11 dealer-assist electronic gaming positions
- Casino games are "unbanked"
- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- $300 per hand bet limit ($100 for poker)

Financial performance (TTM)

- Revenue of $40.1 million*

Key growth drivers

- Guest frequency / market penetration / higher ADT players
- Expanded marketing reach
- Floor enhancements and updated game mix



*TTM for the period ended March 31, 2024

Monetization of Canterbury Real Estate

Pure land sales represent one of several paths to monetize the excess real estate surrounding Canterbury Park

Two parcels, encompassing roughly 30 acres, sold for total consideration of approximately $5.8 million (2015 and 2016)

- Implied value of raw land is about $192,000 per acre

14 acres of land sold for consideration of approximately $3.5 million (2021 and 2022)

- In April 2021, the Company closed on sale of approximately 10 acres for total consideration of $2.5 million
- In May 2021, the Company closed on the remaining four acres for total consideration of approximately $1.1 million
- Implied value of raw land is roughly $250,000 per acre

Roughly 37 acres of land sold for consideration of approximately $8.8 million (2023)

- Implied value of raw land is roughly $240,000 per acre

Outright Land Sale – Representative Value Scenario	
Available Developable Acreage	50
Developable Land Value per Acre*	$240,000
Total Developable Land Value	$12.0M
Shares Outstanding	5.0M
Land Value per Share	$2.41

*Developable land value per acre based on land sale from 2021 through 2023

CANTERBURY PARK

Monetization of Canterbury Real Estate

Land transfers to JVs represent one of several paths to monetize the excess real estate surrounding Canterbury Park

Doran (Triple Crown Apartments)

- CPHC contributed 13 acres of land at per acre value of $228,000 for Phase 1
- Doran exercised option for Phase 2 in August 2020
- CPHC contributed 10 acres to joint venture at per acre value of $259,000
- Land represents Canterbury's equity contribution to JV
- CPHC to record income out of joint venture cash flow

Greystone Construction (Winners Circle Development)

- CPHC contributed 13 acres of land to joint venture at per acre value of $261,000
- CPHC to hold roughly 62% interest in joint venture
- Land represents Canterbury's equity contribution to joint venture
- CPHC to record income out of joint venture cash flow

Equity Investments and TIF Receivable[1]	
Acres in Joint Ventures (Equity Investments)	36
Basis of Land Contribution into Triple Crown Apartments JVs (I and II) – 23 acres	$5.6M
Basis of Land Contribution into Winners Circle Development JV – 13 acres	$3.4M
TIF Receivable, inclusive of interest	$14.2M
Total Book Value of Equity Investments and TIF Receivable	$23.2M
Shares Outstanding	5.0M
Book Value of Equity Investments and TIF Receivable per Share	$4.66

NOTE: Values as of March 31, 2024

CANTERBURY PARK

Q&A


PLAYER
BANKER
PLAYER
BANKER

